UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2022

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Solid Power, Inc. Amended and Restated Bylaws

On November 16, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of Solid Power, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•	modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;
•	modify the provisions regarding the ability of certain officers of the Company to call or present business before a special meeting of stockholders;
•	remove provisions regarding the lock-up of certain shares, as such lock-up period has expired;
•	enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:
o	requiring additional background information and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;
o	addressing matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting); and
o	requiring that proposed nominees be available for interviews with the Board or a committee of the Board;
•	require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white; and
•	make various other updates, including ministerial, clarifying, and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description

3.1	Solid Power, Inc. Amended and Restated Bylaws, as of November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 21, 2022

SOLID POWER, INC.

By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary